Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
Management has evaluated the impact of events that have occurred subsequent to December 31, 2021. Based on this evaluation, other than disclosed within these Consolidated Financial Statements and related notes, the Company has determined no other events were required to be recognized or disclosed.
On February 7, 2022, the Company announced that our Board of Directors approved the purchase of up to $1,000 million of the Company's ordinary shares through open-market purchases, to be executed through December 31, 2023. The Board of Directors also declared a quarterly dividend of $1.3125 per share on its 5.25% Series A Mandatory Convertible Preferred Shares, payable in cash on March 1, 2022 to shareholders of record at the close of business on February 15, 2022.